SM&R Investments, Inc.


Supplement dated November 28, 2001 to the Class A and Class B Prospectus dated
 December 31, 2000, as amended May 1, 2001



The portfolio management for the SM&R Alger Funds is hereby amended to read as follows:


Page 3 - SM&R Alger Growth Fund:

Portfolio Manager:	Dan C. Chung
Co-Portfolio Manager:	David Hyun

Page 5 - SM&R Alger Aggressive Growth Fund:

Portfolio Manager: 	David Hyun

Page 11 - SM&R Alger Small-Cap Fund:

Portfolio Manager:	Jill Greenwald, CFA

Page 13 - SM&R Alger Technology Fund:

Portfolio Manager:	Dan C. Chung



On Page 44, the SM&R Alger Funds section is hereby amended to read:

SM&R Alger Funds

Fred M. Alger, III has been the key strategist for the four SM&R Alger Funds,
overseeing the investments of each fund since September 2001.   Mr. Alger
founded Fred Alger Management, Inc. in October 1964.

Dan C. Chung and David Hyun are the individuals responsible for the day-to-day management for three of the SM&R Alger Fund's investments and have served in that capacity since September 2001. Jill Greenwald, CFA, is responsible for the day-to-day management of the SM&R Alger Small-Cap Fund since November 2001.

Mr. Chung serves as portfolio manager of the SM&R Alger Growth Fund and the SM&R Alger Technology Fund and has been employed by Fred Alger Management, Inc. since 1994, as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001.


Mr. Hyun serves as co-portfolio manager of the SM&R Alger Growth Fund and portfolio manager of the SM&R Alger Aggressive Growth Fund and has been employed by Fred Alger Management, Inc. as an Executive Vice President since September 2001, prior to which he served as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000, and a portfolio manager at Oppenheimer Funds from June 2000 until September 2001.

Ms. Greenwald has served as co-portfolio manager of the SM&R Alger Small-Cap Fund since November 2001, prior to which she was employed by Fred Alger Management, Inc. from 1986 until May 1992. She was most recently Senior Vice President, Investment Officer with J & W Seligman & Co., where she was co-manager of the Seligman Emerging Growth Fund. She joined Seligman in 1999. From 1993 until 1999, Ms. Greenwald held numerous positions with Chase Asset Management, serving as an Analyst, Co-Manager of the Chase Vista Small Cap Opportunities Fund, and ultimately as Managing Director, Senior Portfolio Manager with responsibility for the Chase Vista Small Cap Equity Fund.